UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 30, 2022 (September 29, 2022)

Hanesbrands Inc.

(Exact name of registrant as specified in charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road Winston-Salem, North Carolina	27105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 519-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 29, 2022, the Board of Directors (the “Board”) of Hanesbrands Inc. (the “Company”) approved and adopted certain amendments (the “Amendments”) to the Company’s Amended and Restated Bylaws (the “Bylaws” and, as amended, the “Amended Bylaws”), which became effective immediately.

The Amendments update various provisions of the Bylaws to make technical changes in light of the universal proxy rules adopted by the U.S. Securities and Exchange Commission. In addition, the Amendments update the Bylaw’s advance notice provisions, specifically, the notice required thereby to require (i) certain representations with respect to the stock ownership and the solicitation intention of the Proposing Stockholder (as defined in the Bylaws); (ii) additional compensation and background information from the Proposed Nominee (as defined in the Bylaws) in addition to certain representations regarding qualification, willingness to serve, Voting Commitments (as defined in the Bylaws), future fiduciary obligations and compliance with the Company’s governing documents; (iii) in connection with any business to be proposed, the text of any proposal and any Board resolutions to be considered in connection thereto; and (iv) from the Proposing Stockholder, Proposed Nominee and any Stockholder Associated Person (as defined in the Bylaws) certain information on voting rights, legal proceedings, other rights separable from shares of Company stock and associates contacted in connection with the matter or individual to be proposed.

The Amendments also include various other conforming and technical changes.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Bylaws of Hanesbrands Inc., as amended on September 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

By:	/s/ Tracy M. Preston
Tracy M. Preston General Counsel, Corporate Secretary and Chief Compliance Officer

Date: September 30, 2022